                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, DC  20549

                                  __________

                                  FORM 8-K/A

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


                                August 7,1996
                               ----------------
                               (Date of Report)



                         Bankers Building Land Trust
              --------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)



         Illinois                    0-9086                      36-6067489
- ----------------------------       ------------              ------------------
(State or Other Jurisdiction       (Commission                  (IRS Employer
      of Incorporation)             File Number)             Identification No.)


      AMCORE Bank N.A., Rockford
        501 Seventh Street
     Rockford, Illinois, Trustee                                61104
- ----------------------------------------                      ----------
(Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code:          815-968-2241
                                                             ------------
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ITEM 5. OTHER EVENTS.


        Effective July 23, 1996, the Bankers Building Land Trust (the "Trust") has not reappointed Coopers & Lybrand L.L.P. as its auditor. Coopers & Lybrand L.L.P. is integrating their Rockford office with their Chicago office. The Trust decided to retain a local firm in order to control cost. The reports issued by Coopers & Lybrand L.L.P on the Trust's financial statements for both of the past two years did not contain adverse opinions or a disclaimer of opinions, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. The change in accountants has been approved by the Trustee of the Trust. The Trust has had no disagreements with Coopers & Lybrand L.L.P. on any matter of accounting principles or practices, financial statements disclosure, or auditing scope or procedures. A letter from Coopers & Lybrand L.L.P confirming the foregoing is attached as Exhibit A.

Effective July 23, 1996, the Trust had hired McGladrey & Pullen L.L.P. to be the Trust's new auditor. The Trust has not consulted with McGladrey & Pullen L.L.P. prior to this date.





                                  SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     Bankers Building Land Trust
                                             (Registrant)

                                     By  AMCORE Bank N.A., Rockford
                                           Trustee


Date August  7, 1996                   By /s/ Patricia N. Fong
     ---------------                      -----------------------------
                                       Patricia N. Fong
                                       Vice President and Trust Officer


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[COOPERS & LYBRAND LETTERHEAD]

                                                                     EXHIBIT A











August 7, 1996





Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.   20549


Gentlemen:



We have read the statements made by Bankers Building Land Trust (copy attached), which we understand will be filed with the Commission pursuant to
Item 4 of Form 8-K, as part of the Trust's Form 8-K/A report, as amended, for
the month of August 1996.   We agree with the statements concerning our Firm in
such Form 8-K/A.





Very truly yours,


/s/ Coopers & Lybrand L.L.P.
- ----------------------------
Coopers & Lybrand L.L.P.